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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Boston Life Sciences, Inc. (the "Company"), does hereby certify that to his knowledge:

     1) the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ S. David Hillson
                                           -----------------------------------
                                           S. David Hillson
                                           Chairman and Chief Executive Officer

                                           /s/ Joseph P. Hernon
                                           -----------------------------------
                                           Joseph P. Hernon
                                           Executive Vice President, Chief
                                           Financial Officer and Secretary


                                           Dated: August 14, 2002